Offerings - Offering: 1	Sep. 03, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 265,000.00
Amount of Registration Fee	$ 36.60
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $265,000.00. The initial fee of $36.60 for the aggregate of $265,000.00 was previously paid - Accession No. 0001104659-26-103410.